EXHIBIT 10.9

FOURTH AMENDMENT TO LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this “Fourth Amendment”) dated as of January 23, 2003, is entered into by and between WILLIAM LYON HOMES, INC., a California corporation (the “Borrower”) and RFC CONSTRUCTION FUNDING CORP., a Delaware corporation (the “Lender”).

RECITALS

A. Lender, as assignee of Residential Funding Corporation, a Delaware corporation, has agreed to make a loan to Borrower, in the original principal amount of up to One Hundred Fifty Million Dollars ($150,000,000) (the “Loan”) pursuant to the terms of the Loan Agreement dated as of September 25, 2000, as amended by a First Amendment to Loan Agreement dated as of July 13, 2001, as amended by a Second Amendment to Loan Agreement and to Other Loan Documents dated as of March 28, 2002, as amended by a Third Amendment to Loan Agreement and to Other Loan Documents dated as of January 10, 2003 (as the same may be amended or otherwise modified from time to time, the “Loan Agreement”), and in connection therewith Borrower has made, executed and delivered to Lender that certain Promissory Note dated January 10, 2003 (as the same may be restated, renewed, amended or otherwise modified from time to time, the “Note”) payable to the order of the Lender in the original principal amount of One Hundred Fifty Million Dollars ($150,000,000).

B. The Borrower has requested that the Lender amend the Loan Agreement to clarify that the Borrower may request, and shall be liable for reimbursement with respect to, Letters of Credit requested by the Borrower in connection with the purchase of land by the Borrower or by an affiliate of the Borrower.

C. As a condition to granting the Borrower’s requests, the Lender has required the execution and delivery of this Fourth Amendment by the Borrower.

D. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given those terms in Loan Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and the covenants and conditions, representations and warranties contained herein, the parties hereto agree as follows:

Section 1. Recitals. The Recitals hereinabove contained are true and correct and made a part of and incorporated into the Loan Agreement.

Section 2. Amendment to Section 6.24(a) of the Loan Agreement. Section 6.24(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(a) Subject to the terms and conditions set forth in this Section 6.24 and elsewhere in this Loan Agreement, the Lender agrees to use its best efforts to arrange for the issuance by GMAC of Letters of Credit requested by the Borrower, in substantially the form of Exhibit A to the Third Amendment to Loan Agreement and to Other Loan Documents, subject to the following conditions: (i) the Lender, in its sole discretion, shall have approved the issuance of any such requested Letter of Credit, and such Letter of Credit is to be issued for the exclusive purpose of providing security to a seller in lieu of a cash deposit with respect to a proposed purchase of land by the Borrower or by an affiliate of the Borrower from such seller or for such other purpose as the Lender shall have approved in its sole discretion, (ii) the Letter of Credit Amount shall not exceed Fifteen Million Dollars ($15,000,000) at any time, (iii) the Lender shall not arrange for the issuance of any such requested Letter of Credit if, after giving effect to the issuance of such Letter of Credit, the outstanding principal balance of the Loan and the Letter of Credit Amount would exceed the Loan Amount, (iv) the Lender shall not arrange for the issuance of any such requested Letter of Credit if, after giving effect to the issuance of such Letter of Credit, the Letter of Credit Amount would exceed fifty percent (50%) of the outstanding principal balance of the Loan, (v) the Lender shall not arrange for the issuance of any such requested Letter of Credit which would have an expiry date which is more than one (1) year from the date of issuance of such Letter of Credit or which is later than the Approval Period Termination Date, and (vi) the Lender shall not attempt to arrange for the issuance of any such requested Letter of Credit if GMAC is unable or unwilling to issue such requested Letter of Credit.”

Section 3. Acknowledgment of Existing Letters of Credit through the Date of this Fourth Amendment. The Borrower acknowledges and agrees that, through the date of the this Fourth Amendment, the Lender has arranged for the issuance of, and the Borrower is liable for, the following Letters of Credit under, and subject to the provisions of, Section 6.24 of the Loan Agreement: (a) General Motors Acceptance Corporation January 17, 2003 Irrevocable Letter of Credit No. 2003-1 in the face amount of $3,300,000 (for William Lyon Homes, Inc, a California corporation – Copper Canyon), (b) General Motors Acceptance Corporation January 17, 2003 Irrevocable Letter of Credit No. 2003-2 in the face amount of $2,725,816 (for William Lyon Homes, Inc, a California corporation – Gateway Villages), and (c) General Motors Acceptance Corporation January 23, 2003 Irrevocable Letter of Credit No. 2003-3 in the face amount of $4,952,451 (for William Lyon Homes, Inc., a California corporation- Marble Mountain).

Section 4. Conditions Precedent to Effectiveness of this Fourth Amendment. This Fourth Amendment shall become effective when the Lender shall have received this Fourth

Amendment, duly executed on behalf of the Borrower and duly consented to by the Guarantor.

Section 5. Representations and Warranties of Borrower. The Borrower represents, warrants and agrees that: (i) there exists no Potential Default or Event of Default under the Loan Documents; (ii) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrower, enforceable in accordance with their terms, as modified herein; (iii) the Lender is not in default under any of the Loan Documents; (iv) the Borrower does not have any offset or defense to its performance or obligations under any of the Loan Documents; (v) the representations contained in the Loan Documents remain true and accurate in all respects; and (vi) there has been no Material Adverse Change from the date of any of the Loan Documents to the date of this Fourth Amendment.

Section 6. Effect on Documents. Except as expressly modified by this Fourth Amendment, the Loan Agreement shall otherwise be unchanged and shall remain in full force and effect and the Borrower ratifies and reaffirms all of the obligations of the Borrower thereunder.

Section 7. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Fourth Amendment as of the date first written above by and through their duly authorized representatives.

BORROWER: WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ RICHARD S. ROBINSON
Richard S. Robinson Senior Vice President
And

By:	/s/ MICHAEL D. GRUBBS
Michael D. Grubbs Senior Vice President
LENDER: RFC CONSTRUCTION FUNDING CORP., a Delaware corporation

By:	/s/ DONALD V. PIERCE
Donald V. Pierce Vice President

ACKNOWLEDGMENT

OF GUARANTOR

The undersigned, a guarantor of all of the debts, liabilities and obligations of William Lyon Homes, Inc., a California corporation (the “Borrower”) to RFC Construction Funding Corp., a Delaware corporation (the “Lender”) pursuant to its Guaranty Agreement dated as of September 25, 2000, as amended by a First Amendment to Guaranty Agreement dated as of March 28, 2002 and by a Second Amendment to Guaranty Agreement dated as of January 10, 2003 (as the same may be amended or restated from time to time, the “Guaranty”), hereby (i) acknowledges receipt of the foregoing Fourth Amendment to Loan Agreement, (ii) consents to the terms of the foregoing Fourth Amendment to Loan Agreement, (iii) reaffirms its obligations to the Lender under the Guaranty, and (iv) acknowledges that the Lender and the Borrower may amend, restate, extend, renew, or otherwise modify the Loan Agreement (as defined in the foregoing Fourth Amendment to Loan Agreement or any other Loan Document (as defined in the foregoing Fourth Amendment to Loan Agreement), without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty.

GUARANTOR:
WILLIAM LYON HOMES, a Delaware corporation

By:	/s/ RICHARD S. ROBINSON
Richard S. Robinson Senior Vice President

And

By:	/s/ MICHAEL D. GRUBBS
Michael D. Grubbs Senior Vice President

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